EXHIBIT 10.99


THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

                                     WARRANT

                To Purchase Common Stock of Aris Industries, Inc.

                             a New York corporation

     No. 001                                           New York, New York
     584,345 Shares                                    September 30, 1996

THIS IS TO CERTIFY that Heller Financial, Inc., a Delaware corporation having its principal place of business at 500 West Monroe Street, Chicago, Illinois 60661, or its registered assigns, is entitled upon the due exercise hereof at any time during the Exercise Period (as hereinafter defined) to purchase 584,345 shares of Common Stock, $.01 par value, of Aris Industries, Inc., a New York corporation (the "Company"), at an Exercise Price of $.01 per share and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions set forth herein. The foregoing Exercise Price and number of shares of Common Stock purchasable hereunder are subject to adjustment as hereinafter set forth.

                                    ARTICLE I
                                   DEFINITIONS

The terms defined in this Article I, whenever used in this Warrant, shall have the following respective meanings:

"Adjustment Transaction" shall mean any of (i) the declaration of a dividend upon, or distribution in respect of, any of the Company's capital stock, payable in Common Stock, Convertible Securities or Stock Purchase Rights, (ii) the subdivision or


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combination by the Company of its outstanding Common Stock into a larger or smaller number of shares of Common Stock, as the case may be, (iii) a Dilutive Transaction, (iv) any capital reorganization or reclassification of the capital stock of the Company, (v) the consolidation or merger of the Company with or into another corporation, (vi) the sale or transfer of the property of the Company as (or substantially as) an entirety or (vi) any event as to which the foregoing clauses are not strictly applicable but the failure to make an adjustment in the Exercise Price hereunder would not fairly protect the purchase rights, without dilution, represented by this Warrant.

"Affiliate" shall mean, with respect to any Person (i) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the stock or other evidence of ownership having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (iii) each of such Person's officers, directors, joint ventures and partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

"Closing Date" means September 30, 1996.

"Commission" means the Securities and Exchange Commission or another Federal agency from time to time administering the Securities Act.

"Common Stock" means the Company's Common Stock, $.01 par value, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock and any class of capital stock of the Company now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

"Company" has the meaning set forth on the cover page of this Warrant and shall include any successor corporation.

"Convertible Securities" means evidences of indebtedness, shares of stock (other than Common Stock) or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, additional shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

"Current Market Price" as to any security on any date specified herein means the average of the daily closing prices for the thirty (30) consecutive trading days before such date excluding any trades which are not bona fide arm's length transactions. The closing price for each day shall be (i) the mean between the closing high bid and low asked quotations of any such security in the over-the-counter market as shown by the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company, (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for any such security as reported by the National Quotation Bureau Incorporated or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if any such security is listed or admitted for trading on any national securities exchange, the last sale price of any such security, regular way, or the mean of the closing bid and asked prices thereof if no such sale occurred, in each case as officially reported on the principal securities exchange on which any such security is listed. If any such security is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause
(iii) of the preceding sentence if actual transactions are reported.

"Dilutive Transaction" shall mean any issuance by the Company after the Closing Date to employees, directors, officers or consultants of the Company or its subsidiaries, any Affiliate of the foregoing or any Affiliate of the Company of shares of Common Stock (or Stock Purchase Rights or Convertible Securities that would permit the purchase of Common Stock but other than Employee Benefit Shares or Stock Purchase Rights or Convertible Securities to purchase or convert into Employee Benefit Shares) for a consideration less than the greater of (i) the Exercise Price per share then in effect or (ii) the then Fair Value per share then in effect.

"Employee Benefit Shares" mean shares of Common Stock issued to and held by a person upon exercise of such person's rights, or upon the grant to such person,
(i) under a stock incentive,



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stock option, stock bonus, stock purchase or other benefit plan, program or contract of the Company for, or (ii) as a component of compensation to, employees, directors, officers and/or consultants of the Company or its subsidiaries, which is approved by the Board of Directors of the Company.

"Exercise Period" means the period commencing on the Closing Date and terminating on the tenth anniversary of the Closing Date.

"Exercise Price" means the price per share of Common Stock set forth on the cover page of this Warrant, as such price may be adjusted pursuant to Article IV.

"Fair Value" means the fair value of the appropriate security, property, assets, business or entity (taking into account the value to such business or entity of any covenant not to compete in favor thereof) as determined by an opinion of an independent investment banking firm of national reputation (which may be the firm regularly retained by the Company) selected by the Company and reasonably acceptable to the holder(s) of this Warrant or, if Fair Value is being determined other than for purposes of Article IV, the holders of Issued Warrant Shares (who, if more than one, shall agree among themselves by a two-thirds majority). In the case of any event which gives rise to a requirement to determine "Fair Value" pursuant to this Warrant, the Company shall be responsible for initiating the process by which Fair Value shall be determined as promptly as practicable, but in any event within thirty (30) days, following such event. Such investment banking firm shall determine the fair value of the security, property, assets, business or entity, as the case may be, in question and deliver its opinion in writing to the Company and to each such holder. The determination so made shall be conclusive and binding on the Company and such holders. The fees and expenses of any such determination made by such investment banking firm shall be borne by the Company. In determining Fair Value, no discount shall be imposed by reason of a minority ownership interest or the illiquidity of the stock interest being valued. The Fair Value of the Warrant Shares shall be determined without regard to the fact that the Warrant Shares may constitute a minority ownership interest in a closely held corporation. Notwithstanding the foregoing, if the Common Stock is traded on a public market, Fair Value means, with reference to the Warrant Shares, the Current Market Price of the Common Stock as of any date of determination.

"Initial Holder" means Heller Financial, Inc.

"Issuable Warrant Shares" means the number of shares of Common Stock issuable from time to time upon exercise of this Warrant.

"Issued Warrant Shares" means (a) the cumulative total of shares of Common Stock issued from time to time upon exercise of this Warrant plus (b) any shares of Common Stock issued as a stock dividend with respect to any shares of the type described in (a) or as part of a stock split affecting such shares.

"Notice of Exercise" means the form of Notice of Exercise set forth on Exhibit 1.

"Permitted Payment Methods" means either of (a) wire transfer of immediately available funds to an account in a bank located in the United States designated by the payee for such purpose or (b) delivery of a certified or official bank check.

"Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, country, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

"Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

"Stock Purchase Rights" means any warrants, options or other rights to subscribe for, purchase or otherwise acquire any shares of Common Stock or any Convertible Securities.

"Warrant" means this Warrant dated as of Closing Date issued to the Initial Holder and all warrants issued upon the partial exercise, transfer or division of, or in substitution for, any warrant.

"Warrant Shares" means the Issuable Warrant Shares plus the
Issued Warrant Shares.

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The following terms have the meanings given to them in the indicated Sections of this Warrant:

            Term                               Section
            ----                               -------
            "Distribution"                       6.1
            "Piggy-Back Shares"                  5.1
            "Rule 144"                           5.8
            "Rule 144A"                          5.8

Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders, and the words "herein," "hereof," and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto. Unless specified otherwise, all Article, Section and Exhibit references shall be to the Articles, Sections and Exhibits of or to this Warrant.

                                   ARTICLE II
                               EXERCISE OF WARRANT

     2.1 Right to Exercise. On the terms and subject to the conditions of this
Article II, the holder hereof shall have the right, at its option, to exercise this Warrant in whole or in part at any time during the Exercise Period.

     2.2 Manner of Exercise; Issuance of Common Stock. To exercise this Warrant, the holder hereof shall deliver to the Company (a) a Notice of Exercise duly executed by such holder specifying the number of shares of Common Stock to be purchased, (b) an amount equal to the aggregate Exercise Price for all shares of Common Stock to be purchased pursuant to this Warrant and (c) this Warrant. At the option of such holder, payment of the Exercise Price may be made by (A) either of the Permitted Payment Methods, (B) deduction from the number of shares delivered upon exercise of the Warrant of a number of shares which has an aggregate Current Market Price on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased pursuant to this Warrant (or in the event that the Current Market Price is not then ascertainable, then at such price per share as the Company and the holder hereof may mutually agree upon or, if the Company and the holder hereof are unable so to agree, then at the Fair Value determined according to the procedures set forth within the definition of such term) or (C) by any combination of the foregoing methods.

     Upon receipt of the required deliveries, the Company shall, as promptly as practicable but in any event within five Business Days thereafter, cause to be issued and delivered to the holder hereof (or its nominee) or, subject to
Article V, the transferee designated in the Notice of Exercise, a certificate or certificates representing shares of Common Stock equal to the aggregate number of shares of Common Stock specified in the Notice of Exercise (less any shares in payment of a cashless exercise pursuant to Section 2.2(B)). Such certificate or certificates shall be registered in the name of the holder hereof (or its nominee) or in the name of such transferee, as the case may be. If this Warrant is exercised in part, the Company shall, at the time of delivery of such certificate or certificates, unless the Exercise Period has then expired, issue and deliver to the holder hereof or, subject to Article V, the transferee so designated in the Notice of Exercise, a new Warrant evidencing the right of the holder hereof or such transferee to purchase the aggregate number of shares of Common Stock for which this Warrant shall not have been exercised, and this Warrant shall be canceled.

     2.3 Effectiveness of Exercise. Unless otherwise requested by the holder hereof, this Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the holder or transferee so designated in the Notice of Exercise shall be deemed to have become the holder of record of such shares for all purposes, as of the close of business on the date on which each of the Notice of Exercise, payment of the Exercise Price (unless a cashless exercise is being effected pursuant to Section 2.2(B)) and this Warrant are received by the Company.

     2.4 Fractional Shares. The Company shall not issue fractional shares of Common Stock upon any exercise of this Warrant. As to any fractional share of Common Stock which the holder hereof would otherwise be entitled to purchase from the Company, the Company shall purchase from the holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest .001 of a share) by the Fair Value thereof calculated as of the date of the Notice of Exercise. Payment of such amount shall be made at the time of delivery of any certificate or certificates deliverable upon such exercise in cash or by check payable to the order of the holder hereof or, subject to Article V, the transferee designated in the Notice of Exercise, as the case may be.

     2.5 Continued Validity. A holder of shares of Common Stock issued upon the whole or partial exercise of this Warrant shall continue to be entitled to all rights to which a holder of this Warrant is entitled pursuant to the provisions hereof except such rights as by their terms apply solely to the holder of a Warrant. The Company agrees and acknowledges that each such holder of shares of Common Stock shall be and is hereby deemed to be a third party beneficiary of this Warrant.

                                   ARTICLE III
                       REGISTRATION, TRANSFER AND EXCHANGE

     The Company shall keep at its principal office an open register in which it shall provide for the registration, transfer and exchange of this Warrant. The holder hereof and the Company shall take such actions as may be necessary from time to time (or as may be reasonably requested by the other party) to effect the proper registration of this Warrant or portions hereof and in connection with any transfer or exchange of this Warrant or portions hereof. All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange.

     Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant. The Company and any agent of the Company may treat the Person in whose name this Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes.

                                   ARTICLE IV
                             ANTIDILUTION PROVISIONS

     4.1 General Statements of Intent; Adjustment of Number of Shares Purchasable. The Company hereby acknowledges that the initial number of shares issuable upon exercise of this Warrant was calculated based upon the representation of the Company that the number of shares of Common Stock outstanding as of the Closing Date (excluding the Issuable Warrant Shares) was 11,925,416 shares. If for any reason it shall hereafter be determined by the holder of this Warrant that the actual number of shares of Common Stock outstanding as of the Closing Date was different from the foregoing, such holder may notify the Company of such determination and if the Company does not dispute the same, the Company shall forthwith reissue this Warrant with appropriate adjustments in the initial number of shares issuable upon the exercise hereof. If the Company shall dispute such determination and the parties cannot otherwise resolve the dispute promptly and in good faith, then the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, to be made to the number of shares issuable upon the exercise hereof. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the holder of this Warrant and shall make the adjustment described therein.

     Without limiting the provisions of Section 4.2 hereof, it is the intent of the parties hereto that after giving effect to any exercise of this Warrant, the holder hereof and the holder of all Issued Warrant Shares would collectively be the owner of (or have the right to acquire pursuant hereto) 4.9% (as such amount may be adjusted in the event of a cashless exercise hereof pursuant to Section 2.2(B)) of the Common Stock outstanding, except as such percentage may be reduced as a consequence of an issuance of Common Stock not requiring any adjustment in the Exercise Price in accordance with Section 4.2.

     Upon any adjustment of the Exercise Price as provided in Section 4.2, the holder hereof shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and
(B) the denominator of which shall be the Exercise Price resulting from such adjustment.

     4.2 Adjustment of Exercise Price. If any Adjustment Transaction shall occur, the Exercise Price shall be adjusted by the Company so as to fairly preserve, without dilution, the purchase rights represented by this Warrant in accordance with Section 4.1 and otherwise with the essential intent and purposes hereof. If the holder of this Warrant disputes the adjustment of the Exercise Price made by the Company and the parties cannot otherwise resolve the dispute promptly and in good faith, then the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, to be made to the Exercise Price as the result of the relevant Adjustment Transaction. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the holder of this Warrant and shall make the adjustment described therein. (For illustrative purposes, but without limiting the requirements set forth above, there are attached hereto as Exhibit 4.2 the mathematical formulas that would be used to calculate the adjusted Exercise Price in the case of an issuance of Common Stock for less than the greater of (i) the Exercise Price per share then in effect or (ii) the then Fair Value per share.)

     Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of (i) the issuance of shares of Common Stock upon the exercise in whole or part of this Warrant or (ii) the issuance of shares of Common Stock pursuant to a rights offering in which the holder hereof elects to participate as if this Warrant had been exercised and such holder were, at the time of any such rights offering, then a holder of that number of shares of Common Stock to which such holder is then entitled on the exercise hereof.

     In case the Company after the date hereof shall propose to (i) pay any dividend payable in stock to the holders of shares of Common Stock or to make any other Distribution to the holders of shares of Common Stock, (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Stock), or any sale, transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to the holder of this Warrant notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive such stock dividends or other Distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common

Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least thirty (30) days prior to the date upon which such action takes place and twenty (20) days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Section shall not affect the legality or validity of the adjustment of the Exercise Price or the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

                                    ARTICLE V
                            RESTRICTIONS ON TRANSFER

     Neither this Warrant nor any Issuable Warrant Shares shall be transferable without the prior written consent of the Company except (a) to an Affiliate of the holder hereof, (b) to a successor corporation to the holder hereof as a result of a merger or consolidation with, or sale of all or substantially all of the stock or assets of, the holder hereof, (c) as is or may be required by the holder hereof to comply with any Federal or state law or any rule or regulation of any governmental or public body or authority, (d) on thirty (30) days prior written notice to the Company for a period of ninety (90) days immediately following the date of such notice, to any other Person who, together with its Affiliates, shall acquire in such transfer Warrants exercisable as to, or shares of Common Stock representing, not more than two percent (2%) of the then outstanding Common Stock or such greater percentage as may then be in accordance with any applicable policy of the Federal Reserve Board relating to equity investments by bank holding companies, (e) in a public offering pursuant to an effective registration statement under the Securities Act or in an offering constituting an exempt transaction under Rule 144 or Rule 144A, or (f) to any Person under circumstances that would not result in a violation of the Securities Act or any state securities laws.

     Reference in this Article V to shares of Common Stock issuable upon the exercise of this Warrant includes shares of Common Stock theretofore issued upon the exercise of the Warrant which are then evidenced by certificates required to bear the legend set forth in Section 5.6.

     5.1 Incidental Registration and Qualification. If the Company proposes to register any securities of the Company under the Securities Act on any registration form (otherwise than for the registration of securities to be offered and sold by the Company pursuant to (a) an employee benefit plan, (b) a dividend or interest reinvestment plan, (c) other similar plans or (d) reclassifications of securities, mergers, consolidations and acquisitions of assets), then not less than forty-five (45) days prior to each such registration the Company shall give to the holder hereof and the holders of Issued Warrant Shares bearing the legend required by Section 5.6 written notice of such proposal which shall describe in detail the proposed registration and distribution and, upon the written request of the holder hereof or a holder of Issued Warrant Shares furnished within twenty (20) days after the date of any such notice, proceed to include in such registration such Warrant Shares ("Piggy-Back Shares") as have been requested by any such holder to be included in such registration. The Company will in each instance use its best efforts to cause all such Piggy-Back Shares to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested by a prospective seller, all to the extent necessary to permit the sale or other disposition thereof (in the manner stated in such request) by a prospective seller of the securities so registered.

     If the managing underwriter, who shall be selected by the Person who initiated such registration, advises the Company in writing that, in its opinion, the inclusion of the Piggy-Back Shares with the securities being registered by the Company and other prospective sellers would materially adversely affect the distribution of all such securities, then (a) first the Company may sell the shares of its Common Stock that it desires to sell in such registration and second each prospective seller (including the holders of the Piggy-Back Shares but other than the Company) may sell that proportion of the shares of Common Stock to be sold in the proposed distribution which the number of shares of Common Stock proposed to be sold by such prospective seller (including the holders of the Piggy-Back Shares but other than the Company) bears to the aggregate number of shares of Common Stock proposed to be sold by all such prospective sellers (including the holders of the Piggy-Back Shares) or
(b) a prospective seller (including the holders of the Piggy-Back Shares) may at its option delay its offering and sale for a period not to exceed ninety (90) days after the effective date of such registration as such managing underwriter shall reasonably request. In the event of such delay, the Company shall use its best efforts to effect any registration or qualification under the Securities Act and the securities or blue sky laws of any jurisdiction as may be necessary to permit such prospective seller to make its proposed offering and sale following the end of such period of delay and shall pay all expenses related thereto in accordance with Section 5.4.

     The holder hereof and any holder of Issued Warrant Shares who has requested shares of Common Stock to be included in a registration pursuant to this Section, by acceptance hereof or thereof, agrees to (a) the selection by the Company or such other security holder of the underwriter to manage such registration and (b) execute an underwriting agreement with such underwriter that is (i) reasonably satisfactory to such holder and (ii) in customary form. Nothing in this Section shall be deemed to require the Company to proceed with any registration of its securities after giving the notice as provided herein; provided, however, that the Company shall pay all expenses incurred pursuant to such notice in accordance with Section 5.4.

     5.2 Registration and Qualification Procedures. Whenever the Company is required by the provisions of Section 5.1 to effect the registration of any Warrant Shares under the Securities Act, the Company will, as expeditiously as is possible, take such steps as are necessary or appropriate (and will consult in good faith with the relevant holder of Warrant Shares as to what steps may be included) to prepare for a registration or qualification of its securities, including without limitation preparing and filing with the Commission a registration statement, and amendments and supplements thereto, furnishing to each seller sufficient copies of prospectuses, preparing and filing registrations under the blue sky laws of applicable jurisdictions, entering into and performing underwriting agreements, keeping each seller advised as to the progress of the steps being taken and otherwise taking such actions in cooperation with each seller as are customarily taken or required in connection with the public registration and sale of securities. The Company, the holder hereof and each holder of Issued Warrant Shares shall cooperate with each other in supplying such information as may be necessary for any of such parties to complete and file any information reporting forms presently or hereafter required by the Commission or any commissioner or other authority administering the blue sky or securities laws of any jurisdiction where shares of Common Stock are proposed to be sold pursuant to this Article V.

     5.3 Holdback Agreements. Each of the holder hereof and the Company agrees not to effect any public sale or distribution of the Company's equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven (7) days prior to or ninety (90) days after any underwritten registration pursuant to Section 5.1 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-8 or S-4 or any successor or similar forms thereto, and the Company agrees to cause each Person who purchases its equity securities (other than Employee Benefit Shares) or any securities convertible into or exchangeable or exercisable for any of such securities at any time after the date of this Warrant (other than in a public offering) to agree not to effect any such public sale or distribution of such securities, during such period.

     5.4 Allocation of Expenses. If the Company is required by the provisions of this Article V to use its best efforts to effect the registration or qualification under the Securities Act or any state securities or blue sky laws of any of the Warrant Shares, the Company shall pay all professional fees (including the costs and expenses incurred by such professionals), all expenses and all registration fees in connection therewith, including, without limitation, the reasonable legal fees, costs and expenses of counsel to any holder of this Warrant or Warrant Shares.

     5.5 Indemnification. In connection with any registration or qualification of securities under this Article V, the Company agrees to indemnify the holder hereof and the holders of any shares of Common Stock issuable upon the exercise hereof and each underwriter thereof, including each Person, if any, who controls the holder or such stockholder or underwriter within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and the costs, fees and expenses of legal counsel) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by the holder or any such stockholder or underwriter expressly for use therein. The Company and each officer, director and controlling Person of the Company shall be indemnified respectively by the holder of this Warrant and by the holders of any Issued Warrant Shares for all such losses, claims, damages, liabilities and expenses (including the costs of reasonable investigation and the costs, fees and expenses of legal counsel) caused by any such untrue, or alleged untrue, statement or any such omission or alleged omission, based upon information furnished in writing to the Company by the holder hereof or any such stockholder expressly for use therein.

     The indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless
(a) the indemnifying party agrees to pay the same, (b) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent, which consent shall not be withheld unreasonably.

     If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Common

Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The Company and the holder hereof agree that it would not be just and equitable if contribution pursuant to this Section were determined by any method of allocation which did not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section, in no event shall the amount contributed by any seller of Common Stock exceed the net proceeds received by such seller from the sale of Common Stock to which such contribution claim relates. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     Each holder of this Warrant and each holder of shares of Issued Warrant Shares bearing the legend required by Section 5.6, by acceptance hereof or thereof, as the case may be, agrees to the indemnification and contribution provisions of this Section 5.5.

     5.6 Legend on Warrants and Certificates. Each Warrant shall bear a legend in substantially the following form:

     "This Warrant and any shares of Common Stock issuable upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and neither this Warrant nor any such shares may be transferred in the absence of such registration or an exemption therefrom under such Act."

     In case any shares are issued upon the exercise in whole or in part of this Warrant or are thereafter transferred, in either case under such circumstances that no registration under the Securities Act is required, each certificate representing such shares shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration or an exemption therefrom under such Act. In addition, any transfer of these shares is subject to the conditions specified in the Warrant dated September 30, 1996, originally issued by Aris Industries, Inc. (the "Company") to Heller Financial, Inc. to purchase shares of Common Stock, $.01 par value, of the Company. A copy of the form of such Warrant is on file with the Secretary of the Company at 475 Fifth Avenue, New York, New York 10017 and will be furnished without charge by the Company to the holder of this certificate upon written request to the Secretary of the Company at such address."

     5.7 Termination of Restrictions. The restrictions imposed under this
Article V upon the transferability of this Warrant, or of Issuable Warrant Shares or Issued Warrant Shares, shall cease when (a) a registration statement covering such Issuable Warrant Shares or Issued Warrant Shares becomes effective under the Securities Act or (b) the Company receives an opinion of counsel for the holder thereof reasonably acceptable to the Company that such restrictions are no longer required in order to ensure compliance with the Securities Act. When such restrictions terminate, the Company shall, or shall instruct its transfer agent and registrar to, issue new certificates in the name of the holder not bearing the legends required under Section 5.6.

     5.8 Rule 144 and Rule 144A. The Company covenants that it will file all reports required to be filed by it with the Commission, and that it will take such further action as a holder may reasonably request, all to the extent required from time to time to enable such holder to sell Warrant or Warrant Shares without registration under the Securities Act pursuant to Rule 144 ("Rule 144") (or any similar rule then in effect) promulgated by the Commission under the Securities Act. Upon the request of a holder, the Company will deliver to such holder a notice stating whether it has complied with such requirements. The Company covenants that it will provide to each holder or any prospective purchaser of such holder's Warrant or Warrant Shares the information required to be delivered under paragraph (d)(4) of Rule 144A ("Rule 144A") (or any similar rule then in effect) promulgated by the Commission under the Securities Act in respect of a transaction qualifying for an exemption under Rule 144A and it will take such further action as a holder may reasonably request, all to the extent required from time to time, to enable such holder to sell its Warrant or Warrant Shares without registration under the Securities Act pursuant to Rule 144A.

                                   ARTICLE VI
            PARTICIPATION IN CORPORATE DISTRIBUTIONS AND OTHER RIGHTS

     6.1 Company's Obligation to Make Payments.

     (a) Without providing the holder of this Warrant with twenty (20) days prior written notice, the Company shall not declare, make or pay any dividend or other distribution, whether in cash, securities or other property, with respect to its Common Stock (a "Distribution").

     (b) The Company shall not repurchase or redeem any of its equity securities or any securities convertible into or exchangeable for such equity securities or any warrants or other rights to purchase such equity securities unless it concurrently makes a cash payment to the holder of this Warrant (which shall not be required to sell or tender for redemption any securities held by it as a result) equal to the product of (1) the quotient obtained by dividing (x) the aggregate amount of cash and the aggregate Fair Value of any property paid out by the Company in connection with any such repurchase or redemption by (y) the number of shares of Common Stock outstanding on a fully diluted (excluding Issuable Warrant Shares) basis immediately after such repurchase or redemption and (2) the number of shares of Common Stock then issuable upon the exercise of this Warrant.

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

     The Company hereby represents and warrants to the Initial Holder and each subsequent holder of this Warrant that as of the Closing Date:

     7.1 Organization and Capitalization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The authorized capital of the Company consists of 50,000,000 shares of Common Stock, par value $.01 per share, and 10,000,000 shares of preferred stock, par value $.01 per share. As of the date hereof there are 11,925,416 shares of Common Stock issued and outstanding and zero shares of preferred stock issued and outstanding, and no shares of the Company's capital stock are held in its treasury. No unissued shares of Common Stock are reserved for any purpose other than for issuance upon the exercise of this Warrant and 1,200,000 shares reserved for issuance under the Company's 1993 Stock

Incentive Plan. The Company has not issued or agreed to issue any Stock Purchase Rights or Convertible Securities except as set forth on Exhibit 7.1 hereto, and there are no preemptive rights in effect with respect to the issuance of any shares of Common Stock. All the outstanding shares of the Company's capital stock have been validly issued without violation of any preemptive or similar rights and are fully paid and nonassessable.

     7.2 Authority. The Company has full corporate power and authority to execute and deliver this Warrant and to perform all of its obligations hereunder, and the execution, delivery and performance hereof have been duly authorized by all necessary corporate action on its part. This Warrant has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

     7.3 No Legal Bar. Neither the execution, delivery or performance of this Warrant will (a) conflict with or result in a violation of the articles or certificate of incorporation or By-Laws of the Company, (b) conflict with or result in a violation of any law, statute, regulation, order or decree applicable to the Company or any Affiliate, (c) require any consent or authorization or filing with, or other act by or in respect of, any governmental authority, or (d) result in a breach of, constitute a default under or constitute an event creating rights of acceleration, termination or cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which the Company is a party or by which it is bound.

     7.4 Validity of Shares. When issued upon the exercise of this Warrant as contemplated herein, shares of Common Stock will have been validly issued and will be fully paid and nonassessable.

                                  ARTICLE VIII
                        VARIOUS COVENANTS OF THE COMPANY

     8.1 No Impairment or Amendment. The Company shall not by any action including, without limitation, amending its articles or certificate of incorporation or by-laws, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant or impair the ability of the holder to realize upon the intended economic value hereof, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Company will
(a) not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise,
(b) take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     8.2 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the exercise of this Warrant. All such shares of Common Stock shall be duly authorized and, when issued upon exercise of this Warrant, shall be validly issued and fully paid and non-assessable with no liability on the part of the holders thereof.

     8.3 Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing of, all Issued Warrant Shares and, to the extent permissible under the applicable securities exchange rules, all Issuable Warrant Shares, so long as any shares of Common Stock shall be so listed. The Company will also so list on each securities exchange, and will maintain such listing of, any other securities which the holder of this Warrant shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Company.

     8.4 Certain Expenses. Except as specifically provided to the contrary in
Section 5.5, the Company shall pay all expenses in connection with, and all taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issue, sale and delivery of (a) the Warrant, (b) the Issuable Warrant Shares and (c) the Issued Warrant Shares.

     8.5 Regulatory Compliance Cooperation. Notwithstanding any other provision of this Warrant, the Company will use its best efforts to insure that the holder hereof does not have a

"Regulatory Problem" (as defined below) due to the Company making any redemption, purchase or other acquisition, whether direct or indirect, or taking other action with respect to the voting rights of, any shares of any class of its capital stock or any securities convertible into or exchangeable for any shares of any class of its capital stock, so as to increase the proportion of the Company's Voting Stock which this Warrant entitles the holder to purchase or which the holder of shares of Common Stock issuable hereunder then owns. In addition, the Company will use its best efforts to insure that such holder does not have a Regulatory Problem in connection with any merger, consolidation, recapitalization or other transaction pursuant to which the holder hereof or a holder of shares of Common Stock issuable hereunder would be required to take any voting securities, or any securities convertible into voting securities. Notwithstanding the foregoing, in the event that a Regulatory Problem exists, the Company agrees in good faith to amend this Warrant (including, if necessary, to provide that upon exercise hereof such holder shall receive non-voting shares of Common Stock of the Company or any surviving entity) upon the request of the holder hereof in such a way so that the Regulatory Problem no longer exists, provided that, subject to the next succeeding sentence, the Company shall not be required to agree to any amendment that would have a materially adverse effect on the Company's rights under this Warrant. The Company agrees that, so long as the economic terms of this Warrant remain substantially the same, any such amendment shall not materially adversely affect the rights of the Company hereunder. Without limiting the foregoing, in the event of a Regulatory Problem the holder by acceptance of this Warrant agrees to consent to any amendment to this Warrant requested by the Company to provide that upon exercise hereof such holder shall receive non-voting shares of Common Stock of the Company or any surviving entity; provided, that the economic terms of this Warrant remain substantially the same and such amendment cures the Regulatory Problem. For purposes of this paragraph, a Person will be deemed to have a "Regulatory Problem" when such Person or such Person's affiliates would own, control or have power, directly or indirectly, over a greater quantity of securities of any kind issued by the Company than is permitted under any requirement of any governmental authority binding on such Person.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of the holder hereof shall operate as a waiver of or otherwise prejudice such holder's rights, powers or remedies.

     9.2 Holder Not a Stockholder. Prior to the exercise of this Warrant as hereinbefore provided, the holder hereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or (b) receive (i) dividends or any other distributions made to stockholders (except as provided in Article VI), (ii) notice of or attend any meetings of stockholders of the Company (except as provided in Article IV) or (iii) notice of any other proceedings of the Company (except as provided in Article IV).

     9.3 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the holder of this Warrant or Issued Warrant Shares at its last known address appearing on the books of the Company maintained for such purpose or (b) the Company at its principal office at 475 Fifth Avenue, New York, New York 10017, Attention: Charles S. Ramat, President. The holder of this Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 9.3.

     9.4 Like Tenor. All Warrants shall at all times be identical, except as to the Preamble.

     9.5 Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     9.6 Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company, the holder hereof and (to the extent provided herein) the holders of Issued Warrant Shares, and shall be enforceable by any such holder.

     9.7 Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Agreement, but this Agreement shall be construed as if such unenforceable provision had never been contained herein.

     9.8 Integration. This Warrant replaces all prior agreements, supersedes all prior negotiations and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

     9.9 Amendment. This Warrant may not be modified or amended except by written agreement of the Company and the holder hereof.

     9.10 Headings. The headings of the Articles and Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     9.11 GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF

THE STATE OF NEW YORK.

                            [signature page follows]

     IN WITNESS WHEREOF, this Warrant has been executed by the Company as of the Closing Date.

                                          ARIS INDUSTRIES, INC.

                                          By /s/ CHARLES S. RAMAT
                                             ----------------------------------
                                             Printed Name: Charles S. Ramat
                                             Title: President

Attest:

/s/ PAUL SPECTOR
    ----------------------------
    Printed Name: Paul Spector,
                  its Secretary